ARC Group Worldwide 8-K

Exhibit 10.32

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), is entered into as of June 25, 2014, by and among ARC Group Worldwide, Inc., a Utah corporation (the “Parent”), the Lenders (as defined below) party hereto, and RBS Citizens, N.A., as Administrative Agent (as defined below).

RECITALS:

WHEREAS, the Parent, the Borrowers party thereto, the lenders from time to time party thereto (the “Lenders”), and RBS Citizens, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and Collateral Agent, are parties to the Credit Agreement, dated as of April 7, 2014 (as in effect from time to time, the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement; and

WHEREAS, the Parent and the Borrowers wish to amend the Credit Agreement on the terms set forth herein; and

WHEREAS, the Administrative Agent and the Lenders party hereto are willing to amend, or consent to the amendment of, the Credit Agreement, all as provided herein.

NOW THEREFORE, in consideration of the premises and the agreements herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Interpretation.

1.1              Interpretation. This Amendment shall be construed and interpreted in accordance with the rules of construction set forth in Sections 1.02, 1.03, 1.04, 1.05 and 1.06 of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1              Amendment of Section 1.01 (Defined Terms).

(a)                Addition of New Definition. Section 1.01 of the Credit Agreement is hereby amended by adding the following definition in the proper alphabetical order:

““Kecy Acquisition” means the acquisition by ARC Metal Stamping, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Parent (“AMS”), of substantially all of the assets of Kecy Corporation, a Michigan corporation (“Kecy”), pursuant to that certain Asset Purchase Agreement, dated as of June 25, 2014, by and among Kecy, AMS, Munson Holding, LLC, a Michigan limited liability company, and, in a limited capacity, the Parent.”

First Amendment to Credit Agreement

(b)               Amendments of Existing Definition. (i) The definition of “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence at the end of the last paragraph thereof:

“In addition, in calculating Consolidated EBITDA for any Test Period that includes the fiscal quarter in which the Kecy Acquisition is consummated, Consolidated EBITDA shall be calculated on a pro forma basis to reflect cost savings, not to exceed $1,202,000 in the aggregate, relating to payments to Raymond Cox and David Zerbey prior to the Kecy Acquisition (but without duplication of any item set forth in clauses (b)(i) through (b)(ix) of such definition, and only to the extent the items reflected in such cost savings had been included in the calculation of Consolidated Net Income for such Test Period).”

(ii)               The definition of “Permitted Acquisition” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the words “other than in the case of the Kecy Acquisition” at the beginning of clause (v)(b)(ii) of such definition.

(c)                Amendment of Section 7.03(k) (Investments). Section 7.03(k) of the Credit Agreement is hereby amended by replacing the words “a Borrower” with the words “the Parent”.

(d)               Amendment of Subsection 7.03(c) (Indebtedness). Clause (ii) of Section 7.03(c) of the Credit Agreement is hereby restated in its entirety to read as follows:

“(ii) the Loan Parties and any Subsidiaries of the Parent that are not Loan Parties, in an aggregate principal amount not to exceed $500,000 at any time outstanding to such Subsidiaries that are not Loan Parties; provided that all such Indebtedness of any Loan Party to a Person that is not a Loan Party shall be subject to the Intercompany Subordination Agreement.”

(e)                Schedule 6.17 (Post-Closing Actions). Schedule 6.17 of the Credit Agreement is hereby replaced with Schedule 6.17 hereto.

Section 3. Consent.

The Required Lenders consent to the repayment of prepayment, in full, by the Parent of the Indebtedness of the Parent under the Loan Agreement, dated June 16, 2014 between AFT-Hungary Korlátolt Feleösségü Társaság, as lender, and the Parent, as Borrower, in the original principal amount of $4,500,000, in accordance with the terms thereof as in effect on the date hereof, notwithstanding any provision of the Loan Documents to the contrary, provided that no such repayment or prepayment may be made if, before or after giving effect thereto, any Default or Event of Default shall have occurred and be continuing, including on a Pro Forma Basis after giving effect thereto.

First Amendment to Credit Agreement

Section 4. Effectiveness.

4.1              Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)                this Amendment shall have been (i) executed by the Parent, the Administrative Agent and the Required Lenders and (ii) acknowledged by each of the other Loan Parties, and in each case, counterparts hereof as so executed or acknowledged shall have been delivered to the Administrative Agent, sufficient in number for distribution to the Administrative Agent, each Lender and the Parent;

(b)               the Administrative Agent shall have received such assurances, certificates, documents, consents or opinions as the Administrative Agent, the Issuing Bank or any Lender reasonably may require.

(c)                the Loan Parties shall have paid all reasonable legal fees and expenses of the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other documents being executed or delivered in connection therewith, and for which they have received invoices at least one Business Day prior to the date the other conditions in this section have been satisfied; and

(d)               after giving effect to this Amendment, all of the representations and warranties set forth in Section 6 below and in the Credit Agreement will be true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly related to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date and no Default or Event of Default shall exist.

4.2              Amendment Effective Date. This Amendment shall be effective on the date (the “First Amendment Effective Date”) upon which the conditions precedent set forth in Section 4.1 above are satisfied.

Section 5. Affirmation.

The Borrowers and the Guarantors hereby consent and agree to and acknowledge and affirm the terms of this Amendment. The Borrowers and the Guarantors hereby further agree that their respective obligations under the Credit Agreement, the Guarantee and Security Agreement and the other Loan Documents shall remain in full force and effect and be unaffected hereby.

First Amendment to Credit Agreement

Section 6. Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders party hereto as follows:

6.1              Power and Authority. It has all requisite power and authority to execute and deliver this Amendment and perform its obligations hereunder.

6.2              Authorization. It has taken all necessary corporate or limited liability company action, as applicable, to duly authorize the execution and delivery of this Amendment and this Amendment has been duly executed and delivered by its duly authorized officer or officers.

6.3              Non-Violation. The execution and delivery of this Amendment and the performance and observance by it of the provisions hereof (a) do not violate or contravene its Organization Documents or any applicable Laws or (b) conflict with or result in a breach or contravention of any provision of, or constitute a default under, any other agreement, instrument or document binding upon or enforceable against it.

6.4              Validity and Binding Effect. Upon satisfaction of the conditions set forth in Section 4.1 above, this Amendment shall constitute a legal, valid and binding agreement of such Loan Party, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing.

6.5              Representations and Warranties in Credit Agreement. The representations and warranties of each Loan Party contained in the Credit Agreement as modified hereby are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date.

6.6              No Consent. No consent, exemption, authorization or approval of, registration or filing with, or any other action by, any Governmental Authority is required in connection with this Amendment or the execution, delivery, performance, validity or enforceability of this Amendment, except consents, exemptions, authorizations, approvals, filings and actions which have been obtained or made and are in full force and effect.

6.7              No Event of Default. No Default or Event of Default exists before, nor will occur immediately after, giving effect to this Amendment or as a result of observing any provision hereof.

First Amendment to Credit Agreement

Section 7. Miscellaneous.

7.1              Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

7.2              Survival of Representations and Warranties. All representations and warranties made hereunder shall survive the execution and delivery of this Amendment.

7.3              Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.4              Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

7.5              Loan Documents Unaffected. Each reference to the Credit Agreement in any Loan Document shall hereafter be construed as a reference to the Credit Agreement as modified hereby. Except as herein otherwise specifically provided, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement or any other Loan Document, nor alter, modify, amend or in any way affect any provision of the Credit Agreement or any other Loan Document, including, without limitation, the guarantees, pledges and grants of security interests, as applicable, under each of the Collateral Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment is a Loan Document.

7.6              Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, integrates all the terms and conditions mentioned herein or incidental hereto and supersede all oral representations and negotiations and prior writings with respect to the subject matter hereof.

7.7              Acknowledgments. Each Loan Party hereby acknowledges that:

(a)                it has consulted and been advised by its own legal counsel in the negotiation, execution and delivery of this Amendment and the other Loan Documents and it has consulted its own accounting, regulatory and tax advisors to the extent it has deemed appropriate;

(b)               it is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Amendment and by the other Loan Documents;

First Amendment to Credit Agreement

(c)                neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Loan Party arising out of or in connection with this Amendment or any of the other Loan Documents, and the relationship between the Administrative Agent and the Lenders, on one hand, and the Loan Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor;

(d)               the Lenders have no obligation to the Loan Parties or any of their respective Affiliates with respect to the transactions contemplated by this Amendment and by the other Loan Documents, except any obligations expressly set forth in this Amendment and in the other Loan Documents;

(e)                the Lenders and their Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and the Lenders have no obligation to disclose any of such interests to the Loan Parties or any of their respective Affiliates; and

(f)                no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Loan Parties and the Lenders.

7.8              Counterparts. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement. Transmission by a party to another party (or its counsel) via facsimile or electronic mail of a signed copy of this Amendment (or a signature page of this Amendment) shall be as fully effective as delivery by such transmitting party to the other parties hereto of a counterpart of this Amendment that had been manually signed by such transmitting party.

7.9              Governing Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). TO THE FULLEST EXTENT PERMITTED BY LAW, THE PARENT, EACH BORROWER, AND EACH GUARANTOR BY ITS ACKNOWLEDGMENT HEREOF HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK GOVERNS THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

First Amendment to Credit Agreement

7.10          Jury Trial Waiver. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

[Signature page follows]

First Amendment to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

ARC GROUP WORLDWIDE, INC.

By:	/s/ Drew Kelley
Name:	Drew Kelley
Title:	Chief Financial Officer
First Amendment to Credit Agreement

RBS CITIZENS, N.A., as Administrative Agent, Collateral Agent, Sole Lead Arranger, Sole Bookrunner and as a Lender

By:	/s/ Clifford Mellor
Name:	Clifford Mellor
Title:	Senior Vice President
First Amendment to Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, as Syndication Agent and as a Lender

By:	/s/ Andrew J. Bella
Name:	Andrew J. Bella
Title:	Sr. Vice President
First Amendment to Credit Agreement

TD BANK, N.A., as a Lender

By:	/s/ Eric Sebille
Name:	Eric Sebille
Title:	Vice President
First Amendment to Credit Agreement

Acknowledged and agreed:
ADVANCED FORMING TECHNOLOGY, INC., as a Borrower

By:	/s/ Drew Kelley
Name:	Drew Kelley
Title:	Chief Financial Officer
First Amendment to Credit Agreement

ARC WIRELESS, INC., as a Borrower

By:	/s/ Drew Kelley
Name:	Drew Kelley
Title:	Chief Financial Officer
First Amendment to Credit Agreement

flomet llc, as a Borrower

By:	/s/ Drew Kelley
Name:	Drew Kelley
Title:	Chief Financial Officer
First Amendment to Credit Agreement

GENERAL FLANGE & FORGE LLC, as a Borrower

By:	/s/ Drew Kelley
Name:	Drew Kelley
Title:	Chief Financial Officer
First Amendment to Credit Agreement

tekna seal llc, as a Borrower

By:	/s/ Drew Kelley
Name:	Drew Kelley
Title:	Chief Financial Officer
First Amendment to Credit Agreement

3d material technologies, llc, as a Borrower

By:	/s/ Drew Kelley
Name:	Drew Kelley
Title:	Chief Financial Officer
First Amendment to Credit Agreement

ARC GROUP WORLDWIDE, INC.,

By:	/s/ Drew Kelley
Name:	Drew Kelley
Title:	Chief Financial Officer
First Amendment to Credit Agreement

ARC WIRELESS, llc,

By:	/s/ Drew Kelley
Name:	Drew Kelley
Title:	Chief Financial Officer
First Amendment to Credit Agreement

Thixoforming LLC,

By:	/s/ Drew Kelley
Name:	Drew Kelley
Title:	Chief Financial Officer
First Amendment to Credit Agreement

Arc mETAL sTAMPING, llc,

By:	/s/ Drew Kelley
Name:	Drew Kelley
Title:	Chief Financial Officer
First Amendment to Credit Agreement

ADVANCE TOOLING CONCEPTS, LLC,

By:	/s/ Drew Kelley
Name:	Drew Kelley
Title:	Chief Financial Officer
First Amendment to Credit Agreement

QUADRANT METALS TECHNOLOGIES LLC,

By:	/s/ Drew Kelley
Name:	Drew Kelley
Title:	Chief Financial Officer
First Amendment to Credit Agreement

Schedule 6.17

First Amendment to Credit Agreement